SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 10, 2006
SCOTIA PACIFIC COMPANY LLC
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
333-63825
(Commission File Number)
68-0414690
(I.R.S. Employer Identification Number)

P.O. Box 712
125 Main Street, 2nd Floor
Scotia, California	95565
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (707) 764-2330

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In order to address future cash flow requirements, the Company is in the process of marketing certain non-timberland properties such as ranchlands and recreational areas, as well as certain non-strategic timberlands. There can be no assurance that these marketing efforts will be successful.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2006	SCOTIA PACIFIC COMPANY LLC
	By:	/s/ Bernard L. Birkel
		Name:	Bernard L. Birkel
		Title:	Secretary & Senior Assistant General Counsel